EXHIBIT NO. 10.1

                              RECEIPT AND AGREEMENT

         The undersigned, PXC&M HOLDINGS, INC. ("PXC&M"), hereby acknowledges receipt from BOTHWELL CORPORATION ("BOTHWELL") of $10,000,000 in cash, and hereby agrees to advance such amount forthwith to Pueblo Xtra International, Inc. In consideration of the receipt of such amount from Bothwell, PXC&M hereby agrees to issue or deliver to Bothwell or its designee as soon as practicable (and in any event by no later than November 18, 1996 or such later date as PXC&M and Bothwell may agree) Acceptable Consideration having a principal or face amount or other value (as determined by Bothwell in its sole discretion) of $10,000,000. As used herein, "ACCEPTABLE CONSIDERATION" shall mean one or more promissory notes or other instruments or obligations payable by PXC&M to Bothwell or its designee, or securities representing equity interests in PXC&M, in each case in form and substance satisfactory to Bothwell.

                                         PXC&M HOLDINGS, INC.



                                         By   /s/WILLIAM T. KEON, III
                                              ----------------------------------
                                              Title:  William T. Keon, III
October 18, 1996                                      President